SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):    August 29, 2001



                                   Xelos, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


000-25003                      Florida                            64-1045849
------------               -----------------                    ----------------
(Commission                 (State or Other                      (IRS Employer
File Number)                 Jurisdiction of                     Indentification
                             Incorporation)                           Number)


125 Worth Avenue, Suite 302, Palm Beach, FL                         33480
---------------------------------------------                  -----------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:   (561) 655-3200
                                                     -----------------



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



Item 1.  Change in Control of Registrant.
----------------------------------------

         On August 29, 2001, Mr. Hulver and Mr. Monahan sold 1,904,000 shares (the "Shares") of common stock of Xelos, Inc. ("Xelos") to Brad Tolley. Mr. Tolley paid an aggregate of Twenty Two Thousand Dollars ($22,000) for the Shares.

         The stock sale was made pursuant to a Stock Purchase Agreement (the "Agreement") dated August 29, 2001. The terms of the Agreement were the result of the negotiations between Mr. Hulver and Mr. Monahan, on the one hand, and Brad Tolley, on the other hand. The foregoing summary of the Stock Purchase Agreement is qualified by reference to the complete text of the Stock Purchase Agreement, which is filed as Exhibit 2 and is incorporated herein by reference.

         Brad Tolley then gave to Michael J. Posner, a partner in several of Mr. Tolley's ventures, 250,000 shares of the 1,904,000 shares sold to Mr. Tolley under the Stock Purchase Agreement dated August 29, 2001. Mr. Posner will serve in the capacity as President of Xelos, Inc.

         Prior to such stock sale, Mr. Hulver and Mr. Monahan were the sole shareholders of Xelos owning collectively owning 100% of Xelos' issued and outstanding common stock. As a result of such stock sale, the following persons are the shareholders of Xelos:

                                                                  Percent of
                                      Number of                   Outstanding
Name and Address                    Voting Shares                 Voting Shares
----------------                    -------------                 -------------
Brad Tolley                           1,654,000                        82.7%
125 Worth Avenue
Suite 302
Palm Beach, FL 33480

Michael Posner                          250,000                        12.5%
4420 Beacon Circle
West Palm Beach, FL 33407

Kevin Monahan
3858 Coral Tree Cir. 308                 48,000                         2.4%
Coconut Creek, FL 33073

Scott Hulver                             48,000                         2.4%


         On the closing date of the Stock Purchase Agreement, Mr. Hulver and Mr. Monahan resigned. Michael Posner will now serve as the President of the Company and Brad Tolley will serve as the Chief Executive Officer, Treasurer and Secretary.


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


Item 7.  Financial Statements and Exhibits.
------------------------------------------


(c)      EXHIBITS

         2.0 Stock Purchase Agreement dated August 29, 2001, by and among Scott Hulver, Kevin Monahan, Xelos, Inc. and Brad Tolley.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                     XELOS, INC.



Date: September 10, 2001               By:   /s/ Brad Tolley
                                             ---------------------------------
                                             Brad Tolley
                                             Chief Executive Officer, Secretary
                                             and Treasurer




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